Exhibit 99.3

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 1 of 42

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS)
	Case Number: 2:20-bk-15501
	Operating Report Number: FOUR(4)
	For the Month Ending: 9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A. DIP OPERATING ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		272,830.92
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		221,665.55
3. BEGINNING BALANCE:		51,165.37
4. TOTAL RECEIPTS THIS PERIOD:		227,915.07
5. BALANCE:		279,080.44
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	118,788.26	
Disbursements (from page 2)	92,681.28	
TOTAL DISBURSEMENTS THIS PERIOD:***		211,469.54
7. ENDING BALANCE:		67,610.90

8. General Account Number(s): XX-6261

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc
Main Document Page 3 of 42

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2020 Balance on Statement: $67,610.90

Plus deposits in transit (a):

Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $67,610.90

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 4 of 42

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	FOUR(4)
Debtor(s).	For the Month Ending:	9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 DIP PAYROLL ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		140,967.14
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		103,664.62
3. BEGINNING BALANCE:		37,302.52
4. TOTAL RECEIPTS THIS PERIOD:		97,349.66
5. BALANCE:		134,652.18
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	117,614.09	
TOTAL DISBURSEMENTS THIS PERIOD:***		117,614.09
7. ENDING BALANCE:		17,038.09

8. General Account Number(s): XX-6268

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 9/10/2020 Intuit Payroll 28 , 707 . 1 3 28 , 707 . 1 3 9/15/2020 Intuit Payroll 14 , 558 . 0 8 14 , 558 . 0 8 9/16/2020 IRS Payroll Tax 11 . 4 0 11 . 4 0 9/16/2020 NYS DEPT OF TAXATION & FINANCE Payroll Tax 416 . 7 5 416 . 7 5 9/16/2020 American Funds Employee Benefit 2 , 292 . 6 5 2 , 292 . 6 5 9/16/2020 American Funds Employee Benefit 2 , 631 . 0 0 2 , 631 . 0 0 9/16/2020 EDD Payroll Tax 2 , 712 . 9 7 2 , 712 . 9 7 9/16/2020 IRS Payroll Tax 13 , 810 . 2 4 13 , 810 . 2 4 9/18/2020 Intuit Payroll 36 , 473 . 0 3 36 , 473 . 0 3 9/22/2020 Intuit Payroll 1 , 695 . 2 5 1 , 695 . 2 5 9/23/2020 IRS Payroll Tax 10 . 2 0 10 . 2 0 9/23/2020 NYS DEPT OF TAXATION & FINANCE Payroll Tax 416 . 7 5 416 . 7 5 9/23/2020 American Funds Employee Benefit 1 , 047 . 0 0 1 , 047 . 0 0 9/23/2020 EDD Payroll Tax 2 , 043 . 7 8 2 , 043 . 7 8 9/23/2020 IRS Payroll Tax 10 , 787 . 8 6 10 , 787 . 8 6 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 117 , 614 . 0 9 $117 , 614 . 0 9 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - bk T - O 1 T 5 A 5 L 0 D 1 I - S E BU R RSEM D E o N c T 2 S 3 FR 7 OM F DI il P e P d AY 1 R 1 O /1 LL 8/ A 2 C 0 COU E NT nt F e O r R e C d U 1 R 1 RE /1 N 8 T / P 2 E 0 RI 1 O 7 D :07:18 Desc Main Document Page 5 of 42

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 6 of 42

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2020 Balance on Statement: $17,038.09

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE: $17,038.09

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 7 of 42

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	FOUR(4)
Debtor(s).	For the Month Ending:	9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 DIP TAXES ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		9,099.08
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		9,091.27
3. BEGINNING BALANCE:		7.81
4. TOTAL RECEIPTS THIS PERIOD:		0.00
5. BALANCE:		7.81
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	0.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		0.00
7. ENDING BALANCE:		7.81

8. General Account Number(s): XX-6275

Depository Name & Location: EastWest Bank
135 N. Los Robles Ave., 6th Floor
Pasadena, CA 91101

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2:20 - b T k O - T 1 A 5 L 5 D 0 I 1 S - B E U R RSEM D E o N c T 2 S 3 F 7 ROM F D ile IP d T 1 A 1 X / E 1 S 8 A /2 C 0 COU E N n T t F e O re R d CU 11 RR /1 E 8 N / T 20 PE 1 R 7 IO :0 D 7:18 Desc Main Document Page 8 of 42

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 9 of 42

DIP PAYROLL ACCOUNT
BANK RECONCILIATION

Bank statement Date: 9/30/2020 Balance on Statement: $7.81

Plus deposits in transit (a):

Deposit Date	Deposit Amount

A. DIP PAYROLL ACCOUNT

TOTAL DEPOSITS IN TRANSIT 0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE: $7.81

* It is acceptable to replace this form with a similar form
** Please attach a detailed explanation of any bank statement adjustment

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc
Main Document Page 10 of 42

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re: CHINESEINVESTORS.COM, INC. Debtor(s).	CHAPTER 11 (BUSINESS) Case Number: 2:20-bk-15501 Operating Report Number: FOUR(4) For the Month Ending: 9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
BANK OF CHINA CASH ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		57,495.79
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		25,171.38
3. BEGINNING BALANCE:		32,324.41 [1]
4. RECEIPTS DURING CURRENT PERIOD:		23,506.42
5. BALANCE:		55,830.83
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	18,426.43	
Disbursements (from page 2)	7,500.13	
TOTAL DISBURSEMENTS THIS PERIOD:***		25,926.56
7. ENDING BALANCE:		29,904.27

8. General Account Number(s): XX-3478

Depository Name & Location: Bank of China
1377 Nanjing Road West
Shanghai, China

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Bank of China. Account is necessary to process payroll for overseas employees.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 9/14/2020 Transfer Transfer to Petty Cash China 6591.33 6,591.33 9/15/2020 Transfer Transfer to Petty Cash China 6,415.56 6,415.56 9/18/2020 Transfer Transfer to Petty Cash China 5,419.54 5,419.54 9/24/2020 Shanghai Employee Employee Benefit 7,500.13 7,500.13 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 TOTAL DISBURSEMENTS THIS PERIOD: $18,426.43 $7,500.13 $25,926.56 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. Case 2: T 2 O 0 T - A b L k D - 1 IS 5 B 5 U 0 RS 1 E - M E E R NTS F D R o OM c 2 BA 3 N 7 K OF F C il H e I d NA 1 C 1 A / S 1 H 8 A /2 C 0 COUN E T n F t O e R re C d UR 1 R 1 EN /1 T 8 P / E 2 R 0 IO 1 D 7:07:18 Desc Main Document Page 11 of 42

Bank statement Date: 9/30/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $29,904.27 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $29,904.27 Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc BAN M K ai O n F D C oc H u IN m A en C t ASH Pa A g C e C 1 O 2 U o N f T 42 BANK RECONCILIATION

In Re: CHINESEINVESTORS.COM, INC. D e bto r( s ). CHAPTER 11 (BUSINESS) Case Number : 2 : 20 - bk - 15501 Operating Report Number : FOUR(4) For the Month Ending : 9 / 30 / 2020 1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS 30,097.86 2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS 29,789.56 3. BEGINNING BALANCE: 308.30 [1] 4. RECEIPTS DURING CURRENT PERIOD: 0.24 5. BALANCE: 308.54 6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD Transfers to Other DIP Accounts (from page 2) 0.00 Disbursements (from page 2) 0.00 TOTAL DISBURSEMENTS THIS PERIOD:*** 0.00 7. ENDING BALANCE: 8. General Account Number(s): 308.54 XX - 0455 Shanghai Pudong Development Bank Depository Name & Location: 18 JIAFENG RD.,WAI GAO QIAO FTZ SHANGHAI,CHINA * All receipts must be deposited into the general account. ** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale. ***This amount should be the same as the total from page 2. I. CASH RECEIPTS AND DISBURSEMENTS SHANGHAI NEWCOINS ACCOUNT [1]Balance as of June 18, 2020. Debtor is seeking approval to maintain account with Shanghai Newcoins Account. Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc UNITED M S a T i A n T D E o S cu D m E e P n A t RTM P E a N g T e O 13 F o JU f 4 S 2 TICE OFFICE OF THE UNITED STATES TRUSTEE CENTRAL DISTRICT OF CALIFORNIA

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $0.00 $0 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. C T a O s T e AL 2: D 2 I 0 S - B b U k R - 1 SE 5 M 50 E 1 N - T E S R FRO D M o S c HA 23 N 7 GHA F I i N le E d W 1 C 1 O / I 1 N 8 S /2 A 0 CCO E U n N t T er A e C d CO 11 U / N 1 T 8/ F 2 O 0 R 1 C 7 U : R 0 R 7 E :1 N 8 T PE D R e IO s D c Main Document Page 14 of 42

Bank statement Date: 9/30/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $308.54 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $308.54 Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc SHANGH M AI a N in E D W o C cu O m IN e S nt ACC P O a U g N e T 15 A o C f C 4 O 2 UNT BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 6 of 42

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)	
CHINESEINVESTORS.COM, INC.	Case Number:	2:20-bk-15501
	Operating Report Number:	FOUR(4)
Debtor(s).	For the Month Ending:	9/30/2020

I. CASH RECEIPTS AND DISBURSEMENTS
SHANGHAI NEWCOINS ACCOUNT

1. TOTAL RECEIPTS PER ALL PRIOR CASH COLLATERAL ACCT REPORTS		11,380.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR CASH COLLATERAL ACCOUNT REPORTS		11,380.00
3. BEGINNING BALANCE:		0.00 [1]
4. RECEIPTS DURING CURRENT PERIOD:		9,990.07
5. BALANCE:		9,990.07
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD		
Transfers to Other DIP Accounts (from page 2)	0.00	
Disbursements (from page 2)	9,990.00	
TOTAL DISBURSEMENTS THIS PERIOD:***		9,990.00
7. ENDING BALANCE:		0.07

8. General Account Number(s): XX-1942

Depository Name & Location:
Shanghai Pudong Development Bank
18 JIAFENG RD.,WAI GAO QIAO FTZ
SHANGHAI,CHINA

* All receipts must be deposited into the general account.
** Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***This amount should be the same as the total from page 2.

[1]This Account was opened on August 10, 2020.

Date mm/dd/yyyy Check Number Payee or DIP account Purpose Amount Transferred* Amount Disbursed** Amount 9/17/2020 Payroll 9 , 990 . 0 0 9 , 990 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 0 . 0 0 TOTAL DISBURSEMENTS THIS PERIOD: $0.00 $9 , 990 . 0 0 $9 , 990 . 0 0 * Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the "amount" column will be filled in for you. ** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the "amount" column will be filled in for you. C T a O s T e AL 2 D :2 I 0 SB - b U k R - S 1 E 5 M 5 E 0 N 1 T - E S R FROM Do SH c A 2 N 3 G 7 HAI F N il E e W d C 1 O 1 I / N 1 S 8/ A 2 C 0 COU E N n T te A r C e C d O 1 U 1 N /1 T 8 F / O 2 R 0 C 1 U 7 R :0 R 7 E : N 1 T 8 PER D IO e D sc Main Document Page 17 of 42

Bank statement Date: 9/30/2020 Balance on Statement: Plus deposits in transit (a): Deposit Date Deposit Amount $0.07 TOTAL DEPOSITS IN TRANSIT Less Outstanding Checks (a): Check Number 0.00 Check Date Check Amount TOTAL OUTSTANDING CHECKS: 0.00 Bank statement Adjustments: Explanation of Adjustments - ADJUSTED BANK BALANCE: * It is acceptable to replace this form with a similar form ** Please attach a detailed explanation of any bank statement adjustment $0.07 Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc SHANGH M AI a N in E D W o C cu O m IN e S nt ACC P O a U g N e T 18 A o C f C 4 O 2 UNT BANK RECONCILIATION

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 19 of 42

I. DISTIMMARY SHEET CASH

ENDING BALANCES FOR THE PERIOD:

(Provide a copy of monthly account statements for each of the below)

A. DIP OPERATING ACCOUNT	67,610.90
A.1 DIP PAYROLL ACCOUNT	17,038.09
A.2 DIP TAXES ACCOUNT	7.81
CHASE ACCOUNT #1723	0.00
CHASE ACCOUNT #1731	0.00
CHASE ACCOUNT #6062	0.00
BANK OF CHINA CASH ACCOUNT	29,904.27
SHANGHAI NEWCOINS ACCOUNT 0455	308.54
SHANGHAI NEWCOINS ACCOUNT 1942	0.07
PETTY CASH CHINA (SEE BELOW)	46.24

TOTAL CASH AVAILABLE: 114,915.92

Petty Cash (China) Transactions:

Date	Purpose	Amount
9/1/2020	Beginning Balance	1,001.69
9/1/2020	Collection of membership subscription	23,391.00
9/14/2020	Withdraw from Bank of China	6,591.33
9/15/2020	Withdraw from Bank of China	6,415.56
9/15/2020	August Part of Shanghai office Employees Payroll	(37,095.31)
9/15/2020	August Telephone Fee	(30.81)
9/15/2020	August Warren's Expenses fee	(14.48)
9/18/2020	Withdraw from Bank of China	5,419.54
9/18/2020	August Part of Shanghai office Employees Payroll	(1,785.38)
9/18/2020	August Office supplies	(540.71)
9/18/2020	August Transportation fee	(247.41)
9/18/2020	Employment Summer Subside Per China Policy	(910.46)
9/18/2020	August Utilities Fee	(119.95)
9/18/2020	August Office Managerment Fee	(948.76)
9/18/2020	August Office 1 additional ADSL fee(upgraded)	(836.18)
9/30/2020	Realized Foreign Currency Gain(Loss)	(243.43)

TOTAL PETTY CASH TRANSACTIONS: 46.24

* Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

** Attach Exhibit Itemizing all petty cash transactions

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 20 of 42

EAST WEST BANK Your financial bridge
135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

Direct inquiries to:
888 895-5650

ACCOUNT STATEMENT
Page 1 of 6
STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
Total days in statement period: 30
6261
(0)

CHINESEINVESTORS.COM INC
CHPTER 11 DEBTOR IN POSSESSION
CASE #20-15501
OPERATING ACCOUNT
227 W VALLEY BLVD STE 208A
SAN GABRIEL CA 91776-3779

Enjoy the convenience of eStatements! You can receive your statements digitally online instead of waiting for a paper version in the mail. You can also access up to seven years of account history with just a click! Log in to your online banking account to switch today!

Commercial Analysis Checking

Account number	6261	Beginning balance		$51,165.37
Low balance	$49,017.13	Total additions	(193)	227,915.07
Average balance	$87,678.54	Total subtractions	(44)	211,469.54
		Ending balance		$67,610.90

CREDITS

Number	Date	Transaction Description	Additions
	09-01	Wire Trans-IN	450.00
	09-01	Wire Trans-IN	820.00
	09-01	Wire Trans-IN	1,249.00
	09-01	Deposit	1,239.00
	09-02	Wire Trans-IN	459.00
	09-02	Wire Trans-IN	559.00
	09-02	Wire Trans-IN	1,249.00
	09-02	Wire Trans-IN	1,549.00
	09-02	Wire Trans-IN	2,000.00
	09-02	Wire Trans-IN	2,098.00
	09-02	Deposit	845.00
	09-02	Deposit	2,998.00
	09-03	Wire Trans-IN	459.00
	09-03	Wire Trans-IN	1,699.00
	09-03	Pre-Auth Credit	999.00
	09-03	Pre-Auth Credit	3,000.00
	09-03	Deposit	459.00
	09-03	Deposit	100.00
	09-03	Deposit	459.00
	09-03	Deposit	500.00
	09-03	Deposit	888.00
	09-03	Deposit	1,000.00
	09-03	Deposit	1,249.00
	09-03	Deposit	2,000.00
	09-04	Wire Trans-IN	459.00
	09-04	Wire Trans-IN	1,000.00
	09-04	Wire Trans-IN	1,140.00
	09-04	Wire Trans-IN	1,515.45

3409 rev 05-16

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc
Main Document Page 21 of 42
EAST WEST BANK Your financial bridge
135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

ACCOUNT STATEMENT
Page 2 of 6
STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description	Additions
	09-04	Wire Trans-IN	1,549.00
	09-04	Wire Trans-IN	2,000.00
	09-04	Deposit	2,000.00
	09-04	Deposit	2,698.00
	09-08	Wire Trans-IN	99.00
	09-08	Wire Trans-IN	559.00
	09-08	Wire Trans-IN	774.00
	09-08	Wire Trans-IN	774.00
	09-08	Wire Trans-IN	1,140.00
	09-08	Wire Trans-IN	1,219.00
	09-08	Wire Trans-IN	1,549.00
	09-08	Wire Trans-IN	1,549.00
	09-08	Wire Trans-IN	2,000.00
	09-08	Wire Trans-IN	2,990.00
	09-08	Pre-Auth Credit	459.00
	09-08	Deposit	88.00
	09-08	Deposit	400.00
	09-08	Deposit	459.00
	09-08	Deposit	700.00
	09-08	Deposit	1,000.00
	09-08	Deposit	1,000.00
	09-08	Deposit	1,249.00
	09-08	Deposit	1,399.00
	09-08	Deposit	1,549.00
	09-08	Deposit	1,549.00
	09-08	Deposit	1,699.00
	09-08	Deposit	1,699.00
	09-08	Deposit	2,000.00
	09-08	Deposit	2,698.00
	09-09	Wire Trans-IN	440.00
	09-09	Wire Trans-IN	559.00
	09-09	Wire Trans-IN	559.00
	09-09	Wire Trans-IN	1,000.00
	09-09	Wire Trans-IN	1,000.00
	09-09	Wire Trans-IN	1,140.00
	09-09	Wire Trans-IN	1,239.00
	09-09	Wire Trans-IN	1,250.00
	09-09	Wire Trans-IN	1,529.00
	09-09	Wire Trans-IN	1,549.00
	09-09	Wire Trans-IN	1,699.00
	09-09	Wire Trans-IN	2,000.00
	09-09	Wire Trans-IN	2,000.00
	09-09	Wire Trans-IN	2,000.00
	09-09	Pre-Auth Credit	2,000.00
	09-09	Deposit	459.00
	09-09	Deposit	559.00
	09-09	Deposit	559.00
	09-10	Wire Trans-IN	1,549.00
	09-10	Wire Trans-IN	1,549.00

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 22 of 42

EAST WEST BANK Your financial bridge

135 N. Los Robles Ave., 6TH FL.
Pasadena, CA 91101

ACCOUNT STATEMENT
Page 3 of 6
STARTING DATE: September 01, 2020
ENDING DATE: September 30, 2020
6261

CHINESEINVESTORS.COM INC

Number	Date	Transaction Description	Additions
	09-10	Wire Trans-IN	2,000.00
	09-10	Pre-Auth Credit	1,249.00
	09-10	Pre-Auth Credit	1,699.00
	09-10	Deposit	559.00
	09-10	Deposit	1,249.00
	09-10	Deposit	1,249.00
	09-10	Deposit	1,348.00
	09-11	Deposit Adj-Cr FGN ITEM CK # 027 USD	559.00
	09-11	Wire Trans-IN	539.00
	09-11	Wire Trans-IN	559.00
	09-11	Pre-Auth Credit	0.29
	09-11	Pre-Auth Credit	1,000.00
	09-11	Deposit	559.00
	09-11	Deposit	1,140.00
	09-11	Deposit	1,140.00
	09-11	Deposit	1,549.00
	09-11	Deposit	1,549.00
	09-11	Deposit	1,549.00
	09-11	Deposit	1,549.00
	09-11	Deposit	2,000.00
	09-14	Wire Trans-IN	1,249.00
	09-14	Wire Trans-IN	1,549.00
	09-14	Wire Trans-IN	5,000.00
	09-14	Pre-Auth Credit	549.00
	09-14	Pre-Auth Credit	1,000.00
	09-14	Pre-Auth Credit	1,000.00
	09-14	Deposit	99.00
	09-14	Deposit	266.00
	09-14	Deposit	383.20
	09-14	Deposit	559.00
	09-14	Deposit	559.00
	09-14	Deposit	559.00
	09-14	Deposit	1,000.00
	09-14	Deposit	1,000.00
	09-14	Deposit	1,249.00
	09-14	Deposit	1,549.00
	09-14	Deposit	1,549.00
	09-14	Deposit	1,549.00
	09-14	Deposit	1,549.00
	09-14	Deposit	1,549.00
	09-14	Deposit	1,599.00
	09-14	Deposit	2,000.00
	09-14	Deposit	2,000.00
	09-14	Deposit	2,098.00
	09-14	Deposit	2,944.13
	09-15	Wire Trans-IN	559.00
	09-15	Wire Trans-IN	1,249.00
	09-16	Wire Trans-IN	459.00
	09-16	Pre-Auth Credit	1,000.00

Number Date Transaction Description Additions 09 - 16 Deposit 559.00 09 - 16 Deposit 559.00 09 - 16 Deposit 559.00 09 - 16 Deposit 559.00 09 - 16 Deposit 1,549.00 09 - 17 ACH Orig Ret It RETURN SETTLE A ACH RTN - R03 GLOBEX TRANSFER, L GLOBEX ORIGINAL ENTRY EFF DATE = 200915 1,500.00 09 - 17 Wire Trans - IN 1,539.00 09 - 17 Pre - Auth Credit 559.00 09 - 17 Deposit 559.00 09 - 17 Deposit 559.00 09 - 17 Deposit 700.00 09 - 18 Deposit 100.00 09 - 18 Deposit 559.00 09 - 18 Deposit 1,140.00 09 - 18 Deposit 1,348.00 09 - 18 Deposit 1,758.00 09 - 18 Deposit 3,000.00 09 - 21 Wire Trans - IN 459.00 09 - 21 Wire Trans - IN 940.00 09 - 21 Pre - Auth Credit 559.00 09 - 21 Deposit 99.00 09 - 21 Deposit 459.00 09 - 21 Deposit 559.00 09 - 21 Deposit 1,000.00 09 - 21 Deposit 1,249.00 09 - 21 Deposit 1,399.00 09 - 21 Deposit 2,000.00 09 - 21 Deposit 2,000.00 09 - 22 Wire Trans - IN 459.00 09 - 22 Wire Trans - IN 559.00 09 - 22 Wire Trans - IN 1,399.00 09 - 22 Wire Trans - IN 1,699.00 09 - 22 Pre - Auth Credit 559.00 09 - 22 Pre - Auth Credit 1,249.00 09 - 22 Pre - Auth Credit 1,249.00 09 - 22 Deposit 259.00 09 - 22 Deposit 459.00 09 - 22 Deposit 559.00 09 - 22 Deposit 559.00 09 - 22 Deposit 1,509.00 09 - 23 Wire Trans - IN 559.00 09 - 23 Wire Trans - IN 1,699.00 09 - 24 Deposit Adj - Cr FGN ITEM CK # 058 USD 1,249.00 09 - 24 Wire Trans - IN 459.00 09 - 24 Deposit 99.00 09 - 24 Deposit 1,549.00 09 - 24 Deposit 1,550.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: September 01, 2020 ENDING DATE: September 30, 2020 6261 ACCOUNT STATEMENT Page 4 of 6 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc Main Document Page 23 of 42

Number Date Transaction Description Additions 09 - 24 Deposit 1,699.00 09 - 24 Deposit 2,987.00 09 - 25 Pre - Auth Credit 1,699.00 09 - 25 Deposit 560.00 09 - 25 Deposit 1,699.00 09 - 28 Wire Trans - IN 1,393.00 09 - 28 Deposit 99.00 09 - 28 Deposit 451.00 09 - 28 Deposit 459.00 09 - 28 Deposit 559.00 09 - 28 Deposit 559.00 09 - 28 Deposit 559.00 09 - 28 Deposit 1,140.00 09 - 28 Deposit 1,140.00 09 - 28 Deposit 2,576.00 09 - 29 Wire Trans - IN 1,539.00 09 - 29 Deposit 999.00 09 - 29 Deposit 3,000.00 09 - 30 Wire Trans - IN 1,689.00 09 - 30 Pre - Auth Credit 950.00 DEBITS Date Transaction Description Subtractions 09 - 01 Preauth Debit BLUE SHIELD CA BlueShield 200901 295.70 09 - 01 Preauth Debit QUARTERLY FEE PAYMENT 200901 0000 325.00 09 - 02 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 200902 1925634 54.57 09 - 02 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 200902 1925321 467.83 09 - 03 Preauth Debit VONAGE AMERICA VONAGE 200903 33.05 09 - 03 Preauth Debit VONAGE AMERICA VONAGE 200903 35.10 09 - 03 Preauth Debit VONAGE AMERICA VONAGE 200903 39.19 09 - 04 Preauth Debit VONAGE AMERICA VONAGE 200904 66.45 09 - 08 Preauth Debit GATEWAY SERVICES WEBPAYMENT 200908 4.40 09 - 08 Preauth Debit CHARTER COMMUNIC CHARTER CO 200907 0090527975 SPA 143.50 09 - 08 Preauth Debit CHARTER COMMUNIC CHARTER CO 200908 0090527868 SPA 143.50 09 - 08 Preauth Debit Chineseinvestors Sept 2020 200908 19,750.00 09 - 09 Outgoing Wire CHINESEINVESTORS.C OM INC 1,250.00 09 - 09 Deposit Corr - DE 559.00 09 - 10 Outgoing Wire Wilson - Davis & Co. 1,250.00 09 - 10 Preauth Debit LEXISNEXIS/RELX ONLINE PUB 200910 451.50 09 - 10 Preauth Debit LEXISNEXIS/RELX ONLINE PUB 200910 451.50 09 - 10 Preauth Debit UNITED HEALTHCAR EDI PAYMTS 200910 476970022621 2,472.71 09 - 11 Preauth Debit UNITEDHEALTHCARE PREMIUM 200911 225488 1,857.10 09 - 14 Outgoing Wire CHINESE INVESTORS. COM SHANGHAI OFFI 21,438.60 09 - 14 Onln Bkg Trfn D TO ACC 05500016268 5,000.00 09 - 14 Onln Bkg Trfn D TO ACC 05500016268 21,438.60 09 - 14 Preauth Debit TOLLFREEFORWARD TOLLFREEFO 200914 5175661 73.39 09 - 14 Preauth Debit Chineseinvestors Sept 2020 200914 25,311.67 09 - 15 Outgoing Wire CHAN WAN YEE 2,500.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: September 01, 2020 ENDING DATE: September 30, 2020 6261 ACCOUNT STATEMENT Page 5 of 6 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc Main Document Page 24 of 42

Case 2:20 - bk - 15501 - ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 26 of 42

CHINESEINVESTORS.COM INC CHAP TER 11 DEBTOR IN POSSESSION CASE #20 - 15501 PAYR OLL ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 6268 Beginning balance $37,302.52 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 6268 (0) Direct inquiries to: 888 895 - 5650 Low balance $1,236.09 Total additions (6) 97,349.66 Average balance $21,487.24 Total subtractions (15) 117,614.09 Ending balance $17,038.09 CREDITS Number Date Transaction Description Additions 09 - 14 Onln Bkg Trft C FR ACC 05500016261 5,000.00 09 - 14 Onln Bkg Trft C FR ACC 05500016261 21,438.60 09 - 16 Onln Bkg Trft C FR ACC 05500016261 51,068.89 09 - 21 Onln Bkg Trft C FR ACC 05500016261 4,040.17 09 - 28 Onln Bkg Trft C FR ACC 05500016261 5,802.00 09 - 29 Onln Bkg Trft C FR ACC 05500016261 10,000.00 DEBITS Date Transacti on Description Subtractions 09 - 10 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 200910 352089868 28,707.13 09 - 15 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 200915 352089868 14,558.08 09 - 16 Preauth Debit IRS USATAXPYMT 200916 270066000620043 11.40 09 - 16 Preauth Debit NYS DTF WT Tax Paymnt 200916 000000060227116 416.75 09 - 16 Preauth Debit AMERICAN FUNDS INVESTMENT 200916 BRK138892200911 2,292.65 09 - 16 Preauth Debit AMERICAN FUNDS INVESTMENT 200916 BRK138892200914 2,631.00 09 - 16 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 200916 465608640 2,712.97 09 - 16 Preauth Debit IRS USATAXPYMT 200916 270066042393503 13,810.24 09 - 18 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 200918 352089868 36,473.03 09 - 22 Preauth Debit INTUIT PAYROLL S QUICKBOOKS 200922 352089868 1,695.25 09 - 23 Preauth Debit IRS USATAXPYMT 200923 270066760187930 10.20 09 - 23 Preauth Debit NYS DTF WT Tax Paymnt 200923 000000060574690 416.75 09 - 23 Preauth Debit AMERICAN FUNDS INVESTMENT 200923 BRK138892200921 1,047.00 09 - 23 Preauth Debit EMPLOYMENT DEVEL EDD EFTPMT 200923 773005248 2,043.78 09 - 23 Preauth Debit IRS USATAXPYMT 200923 270066723425132 10,787.86 Commercial Analysis Checking Account number Enjoy the convenience of eStatements! You can receive your statements digitally online instead of waiting for a paper version in the mail. You can also access up to seven years of account history with just a click! Log in to your online banking account to switch today! ACCOUNT STATEMENT Page 1 of 2 STARTING DATE: September 01, 2020 ENDING DATE: September 30, 2020 Total days in statement period: 30 Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc Main Document Page 27 of 42

DAILY BALANCES OVERDRAFT/RETURN ITEM FEES Date Amount Date Amount Date Amount 08 - 31 37,302.52 09 - 16 49,669.79 09 - 23 1,236.09 09 - 10 8,595.39 09 - 18 13,196.76 09 - 28 7,038.09 09 - 14 35,033.99 09 - 21 17,236.93 09 - 29 17,038.09 09 - 15 20,475.91 09 - 22 15,541.68 Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 STARTING DATE: September 01, 2020 ENDING DATE: September 30, 2020 6268 ACCOUNT STATEMENT Page 2 of 2 CHINESEINVESTORS.COM INC Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc Main Document Page 28 of 42

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CHINESEINVESTORS.COM INC CHAP TER 11 DEBTOR IN POSSESSION CASE #20 - 15501 TAXE S ACCOUNT 227 W VALLEY BLVD STE 208A SAN GABRIEL CA 91776 - 3779 ** No activity this statement period ** OVERDRAFT/RETURN ITEM FEES Total for this period Total year - to - date Total Overdraft Fees $0.00 $0.00 Total Returned Item Fees $0.00 $0.00 135 N. Los Robles Ave., 6TH FL. Pasadena, CA 91101 6275 (0) Direct inquiries to: 888 895 - 5650 Account number 6275 Beginning balance $7.81 Low balance $7.81 Total additions (0) .00 Average balance $7.81 Total subtractions (0) .00 Ending balance $7.81 Commercial Analysis Checking Enjoy the convenience of eStatements! You can receive your statements digitally online instead of waiting for a paper version in the mail. You can also access up to seven years of account history with just a click! Log in to your online banking account to switch today! ACCOUNT STATEMENT Page 1 of 1 STARTING DATE: September 01, 2020 ENDING DATE: September 30, 2020 Total days in statement period: 30 Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc Main Document Page 30 of 42

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Creditor, Lessor, Etc. Frequency of Payments (Mo/Qtr) Amount of Payment Post - Petition payments not made (Number) Total Due None TOTAL DUE: 0.00 III. TAX LIABILITIES FOR THE REPORTING PERIOD: Gross Sales Subject to Sales Tax: 0.00 Total Wages Paid: 144,377.79 Total Post - Petition Date Delinquent Amounts Owing Amount Delinquent Amount Due Federal Withholding 12,926.00 State Withholding 4,469.89 FICA - Employer's Share 3,067.90 FICA - Employee's Share 3,067.90 Federal Unemployment 15.00 Sales and Use Real Property TOTAL: 23,546.69 0.00 O th er : Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc II. STATUS OF PA M Y a M in E D N o T c S u T m O en S t ECU P R a E g D e C 3 R 5 E o D f I 4 T 2 ORS, LESSORS AND OTHER PARTIES TO EXECUTORY CONTRACTS

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 36 of 42

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable	
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	133,164.83		
31 - 60 days	17,782.99		
61 - 90 days	58,487.15		
91 - 120 days			
Over 120 days		0.00	
TOTAL:	209,434.97	0.00	0.00

V. INSURANCE COVERAGE

	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General	Sentinel Ins.	2,000,000.00	6/25/2021	6/25/2021
Work Liability er's	AmGUARD Ins.	1,000,000.00	12/4/2020	12/4/2020
Compensation				
Casualty				
Public Vehicle Liability (China)	Ping An Prop. & Cas.	1 Million (RMB)	7/5/2021	7/5/2021

VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
30-Jun-2020	17,997.97	650.00	24-Jul-2020	650.00	0.00
30-Sep-2020	886,347.73	4,875.00			4,875.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
		5,525.00		650.00	4,875.00

* Post-Petition Accounts Payable SHOULD NOT include professionals' fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report.

Name of Insider Date of Order Authorizing Comp e ns a tion *Authorized Gross Compensation Gross Compensation Paid During the Month Wei Wang 7/18/2020 0.00 Lan Jiang 7/18/2020 30,000.00 Keevin Gillespie 7/18/2020 13,346.90 Clayton Miller 7/18/2020 7,846.90 Leung King Fai (Patrick Leung) 7/18/2020 10,000.00 Delray Wannemacher 7/18/2020 5,000.00 Chan Wan Yee(Shelby Chan) 7/18/2020 5,000.00 Name of Insider Date of Order Authorizing Comp e ns a tion Description Amount Paid During the Month NONE * Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month) VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS Cas e 2:20 - bk - 15501 - E R Do c 23 7 File d 11/18/2 0 Entere d 11/18/2 0 17:07:1 8 Desc VII SCHEDU M LE ain OF D C oc O u M m P e E n N t SAT P I a O g N e P 3 A 7 I o D f T 42 O INSIDERS

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Main Document Page 38 of 42

IV. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:		
Subscription Revenue	212,972.12	784,473.39 [1]
Investor Relation Revenue	18,000.15	51,290.32
Net Sales/Revenue	230,972.27	835,763.71
Operating Expenses:		
Salaries	144,377.79	408,667.64
Payroll Taxes	6,601.37	23,887.59
Employee Benefits	10,069.27	26,402.07
Bank Fees	559.97	3,090.18
Communications	528.03	5,889.01
Dues & Subscriiptions	903.00	1,807.68
Contract & Professional Service	51,635.99	257,303.42
Office Expenses	1,689.21	14,521.16
Office Meals and Pantry	0.00	412.93
Postage and Shipping	0.00	34.70
Shanghai Property Expenses	6,797.24	20,199.74
Shanghai Employee Expenses	7,499.18	26,488.32
Shanghai Tax	(1,915.47)	4,174.12
Shanghai Other	1,778.71	6,530.81
Shanghai Salary	69,096.04	197,232.45
Advertising	7,210.00	33,010.03
Insurance	295.70	2,698.42
Realized Foreign Currency Gain	113.63	1,405.67
Total Operating Expenses	307,239.66	1,033,755.94
Net Gain/(Loss) from Operations	(76,267.39)	(197,992.23)
Non-Operating Income:		
Interest Income	22.57	296.30
Net Gain on Sale of Assets (Itemize)	0.00	0.00
Other (Itemize)	0.00	0.00
Total Non-Operating income	22.57	296.30
Non-Operating Expenses:		
Mortgage Interest		
Legal and Professional (Itemize)		
Other - State tax		
Other - UST Fees		
Total Non-Operating Expenses	0.00	342.19
	0.00	0.00
NET INCOME/(LOSS)	(76,244.82)	(198,038.12)

(Attach exhibit listing all itemizations required above)

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

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Main Document Page 39 of 42

ASSETS	Current Month End		
Current Assets:			
Unrestricted Cash	114,915.92	[1]	
Accounts Recievable	0.00		
Advance to Employee	135,907.85		
Deposit in Transit-Clearing	114,580.56		
Prepaid Expense	47,695.13		
Deposits	61,882.23		
Trading Securities	247,926.01		
Total Current Assets			722,907.70
Property, Plant, and Equipment	454,746.45		
Accumulated Depreciation/Depletion	(316,493.25)		
Net Property, Plant, and Equipment			138,253.20
Land			-
Other Assets (Net of Amortization):			
Intangible Assets			
Other (Itemize)			
Operating lease ROU	447,468.42		
Loan Receivable	3,756,484.76		
Investement	1,565,673.35		
Total Other Assets			5,769,626.53
TOTAL ASSETS			6,630,787.43
LIABILITIES			
Post-petition Liabilities:			
Accounts Payable	209,434.97		
Accured Expenses	125,962.66		
Notes Payable			
Professional fees			
Other (Itemize)			
Total Post-petition Liabilities			335,397.63
Pre-petition Liabilities:			
Accounts Payable	60,692.00		
Accrued Expenses	128,148.72		
Other Current Liabilities	2,267,107.11		
Operating Lease Liability-LT	219,568.18		
Long Term Deffered Revenue	163,188.69		
Other Longterm Debt	8,679,270.96		
Total Pre-petition Liabilities			11,517,975.66
TOTAL LIABILITIES			11,853,373.29
EQUITY:			
Pre-petition Owners' Equity	(5,024,547.74)		
Post-petition Profit/(Loss)	(198,038.12)		
TOTAL EQUITY			(5,222,585.86)
TOTAL LIABILITIES & EQUITY			6,630,787.43

[1] As part of Debtor's cash management system, Debtor utilizes individual WeChat accounts to collect subscription dues in China. The balances are subsequently transferred from the individual WeChat accounts to the Petty Cash China Account. WeChat balances and deposits in transfers are not included in the above financials. Debtor has requested approval to maintain its current cash management system, including WeChat accounts.

Case 2:20-bk-15501-ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 40 of 42

QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If "Yes", explain below:		X

A wire transfer, pre-scheduled on June 17,2020, was processed post-petition.

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If "Yes", explain below:	X	

3. State what progress was made during the reporting period toward filing a plan of reorganization

4. Describe potential future developments which may have a significant impact on the case:

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	No	Yes
6. Did you receive any exempt income this month, which is not set forth in the operating report? If "Yes", please set forth the amounts and sources of the income below.	X	

I,

declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Wei Warren Wang
Principal for Debtor-in-Possession

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE PROOF OF SERVICE OF DOCUMENT I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is: 21257 Hawthorne Blvd., Second Floor, Torrance, CA 90503 A true and correct copy of the foregoing document (SUPPLEMENTAL) MONTHLY OPERATING REPORT NO 4 will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005 - 2(d); and (b) in the manner stated below: 1 . TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) : Pursuant to controlling General Orders and LBR, the foregoing document will be served by the court via NEF and hyperlink to the document. On ( date ) November 18, 2020 , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following persons are on the Electronic Mail Notice List to receive NEF transmission at the email addresses stated below: Service information continued on attached page 2. SERVED BY UNITED STATES MAIL : On ( date) , I served the following persons and/or entities at the last known addresses in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States mail, first class, postage prepaid, and addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page 3. SERVED BY EMAIL (state method for each person or entity served) : Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on ( date ) , I served the following persons and/or entities by personal delivery, overnight mail service, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on, or overnight mail to, the judge will be completed no later than 24 hours after the document is filed. Service information continued on attached page I declare under penalty of perjury under the laws of the United States that the foregoing is true and correct. November 18, 2020 Mayra Duran Date Printed Name /s/ Mayra Duran Signature Case 2:20 - bk - 15501 - ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 41 of 42

This form is mandatory. It has been approved for use by the United States Bankruptcy Court for the Central District of California. June 2012 F 9013 - 3.1.PROOF.SERVICE 1. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (NEF) :  James Andrew Hinds jhinds@hindslawgroup.com, mduran@hindslawgroup.com  Lior Katz lior@katzlaw.com  Crystle Jane Lindsey crystle@wsrlaw.net, crystle@cjllaw.com;gabby@wsrlaw.net;eduardo@wsrlaw.net  Joshua Mandell joshua.mandell@akerman.com, evelyn.duarte@akerman.com;masterdocketlit@akerman.com;robert.diwa@akerman.com;connie.harris@akerman .com  James R Selth jim@wsrlaw.net, jselth@yahoo.com;eduardo@wsrlaw.net;gabby@wsrlaw.net;vinnet@ecf.inforuptcy.com  Rachel M Sposato rsposato@hindslawgroup.com, mduran@hindslawgroup.com  Joseph Trenk trenklaw@gmail.com  United States Trustee (LA) ustpregion16.la.ecf@usdoj.gov  Larry D Webb Webblaw@gmail.com, larry@webblaw.onmicrosoft.com  Daniel J Weintraub dan@wsrlaw.net, vinnet@ecf.inforuptcy.com;gabby@wsrlaw.net;eduardo@wsrlaw.net  David Wood dwood@marshackhays.com, dwood@ecf.courtdrive.com;lbuchananmh@ecf.courtdrive.com;kfrederick@ecf.courtdrive.com  Claire K Wu ckwu@sulmeyerlaw.com, mviramontes@sulmeyerlaw.com;ckwu@ecf.courtdrive.com;ckwu@ecf.inforuptcy.com  Hatty K Yip hatty.yip@usdoj.gov, hatty.k.yip@usdoj.gov Case 2:20 - bk - 15501 - ER Doc 237 Filed 11/18/20 Entered 11/18/20 17:07:18 Desc Main Document Page 42 of 42